GMO QUALITY SERIES FUND	Summary Prospectus June 30, 2018
Share Class:	Class R4	Class R5	Class R6	Class PS
Ticker:	—	—	GQURX	GQPSX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com.
You can also get this information at no cost by calling 1-877-466-7778, by sending an email request to dcops@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated June 30, 2018, as supplemented, are incorporated by reference into this summary prospectus.

Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.33%	0.33%	0.33%	0.33%
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.16%	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.79%	0.64%	0.54%	0.69%
Fee waiver/Expense reimbursement5	(0.01%)	(0.01%)	(0.01%)	(0.11%)4
Total annual fund operating expenses after fee waiver/expense reimbursement	0.78%	0.63%	0.53%	0.58%
1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Quality Fund (“Quality Fund”), the underlying fund in which the Fund invests.
2 The amount reflects the management fee paid by Quality Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Quality Fund.
3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services. GMO has contractually agreed to reduce the administration fee paid by the Fund in respect of its Class PS shares from the annual rate of 0.20% of the average daily net assets attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net asset value attributable to the Fund’s Class PS shares. This arrangement will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
5 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the fee waiver and expense reimbursement noted in the expense table and all amounts shown include the expenses of both Quality Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class R4	$80	$256
Class R5	$64	$208
Class R6	$54	$176
Class PS	$59	$214
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its initial fiscal period commencing on January 4, 2018 through February 28, 2018, the Fund’s portfolio turnover rate (excluding short-term investments) was 0% of the average value of its portfolio.

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Principal investment strategies
The Fund invests substantially all of its assets in Class III shares of GMO Quality Fund (“Quality Fund”), a series of GMO Trust not offered in this Prospectus. Quality Fund invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of Quality Fund. Except as otherwise indicated, references to the Fund may also refer to Quality Fund, and references to actions undertaken or investments held by the Fund may also refer to those by Quality Fund. GMO serves as investment adviser for both the Fund and Quality Fund.
GMO seeks to achieve the Fund’s investment objective by investing primarily in equities of companies that GMO believes to be of high quality. A high quality company is generally one that GMO believes has an established business that will deliver a high level of return on past investments and that will utilize cash flows in the future by making investments with potential for high levels of return on capital or by returning cash to shareholders through dividends, share buybacks, or other mechanisms.
In selecting securities for the Fund, GMO uses a combination of investment methods and may consider both systematic factors, based on profitability, profit stability, leverage, and other publicly available financial information, and judgmental factors, based on GMO’s assessment of future profitability, capital allocation, growth opportunities, and sustainability against competitive forces. GMO also may rely on valuation methodologies, such as discounted cash flow analysis, and multiples of price to earnings, revenues, book values or other fundamental metrics. In addition, GMO may consider ESG (environmental, social, and governance) criteria as well as trading patterns, such as price movement or volatility of a security or groups of securities.
The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to any country in the world, including emerging countries. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts.
At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, currency or issuer. As of June 1, 2018, the ten largest holdings of Quality Fund represented approximately 45% of Quality Fund’s net assets. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Class III shares of Quality Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Quality Fund, which include those outlined in the following brief summary of principal risks. Quality Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Quality Fund may affect Quality Fund’s performance more than if Quality Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Quality Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Quality Fund.
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Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements or characteristics. In addition, they are based on assumptions that can limit their effectiveness, and they rely on data that is subject to

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limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Focused Investment Risk – Investments focused in a limited number of asset classes, countries, regions, sectors, industries, currencies or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The Fund invests in the securities of a limited number of issuers, and a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in the securities of companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and of which often are more volatile than the economies of developed countries.

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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

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Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

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Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could reduce the value of the Fund’s investments.

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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

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Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet redemption requests.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Quality Fund, including the risk that Quality Fund will not perform as expected.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. The Fund commenced operations on January 4, 2018, subsequent to the periods shown in the bar chart and table below. Returns prior to the date the Fund commenced operations are those of Quality Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and Quality Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 11.44% (3Q2010)
Lowest Quarter: -13.20% (4Q2008)
Year-to-Date (as of 3/31/18): -1.02%
Average Annual Total Returns
Periods Ending December 31, 2017
	1 Year	5 Years	10 Years	Inception
				2/6/04*
Class R4
Return Before Taxes	28.66%	14.82%	8.96%	7.81%
Return After Taxes on Distributions	26.23%	11.73%	7.23%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares	17.80%	11.14%	6.94%	6.18%
Class R5
Return Before Taxes	28.86%	15.00%	9.12%	7.98%
Class R6
Return Before Taxes	28.99%	15.11%	9.23%	8.08%
Class PS
Return Before Taxes	28.79%	14.94%	9.07%	7.92%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%	8.53%
* Inception date for Quality Fund (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Thomas Hancock (since the Fund’s inception in 2018)	Head, Focused Equity Team, GMO.
Focused Equity	Anthony Hene (since the Fund’s inception in 2018)	Portfolio Manager, Focused Equity Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

 GMO QUALITY SERIES FUND
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.